Exhibit 10.20

EXECUTION COPY

AMENDMENT NUMBER SIX

TO THE

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER SIX TO THE MASTER REPURCHASE AGREEMENT (this “Amendment”) is made this 29th day of May, 2015, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the date hereof, the Agreement is hereby amended by deleting Schedule 5 of the Agreement in its entirety and replacing it with Exhibit A hereto.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signatures on the following page]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Six to the Master Repurchase Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:	/s/ Jeff Taylor

Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A. (Buyer)

By:

Name:
Title:

[Signature Page – Velocity/Citi — Amendment Number Six to the Master Repurchase Agreement]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Six to the Master Repurchase Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:

Name:
Title:

CITIBANK, N.A. (Buyer)

By:	/s/ Susan Mills

Name:	Susan Mills
Title:	Vice President Citibank, N.A.

[Signature Page – Velocity/Citi — Amendment Number Six to the Master Repurchase Agreement]